[BFGoodrich Logo]                                            NEWS

THE BFGOODRICH COMPANY                          C1138
3 Coliseum Centre                               Media Contact:  Kevin Ramundo
2550 West Tyvola Rd.                            Phone:          704/423-7024
Charlotte, North Carolina 28217                 Fax:            704/423-7127
www.bfgoodrich.com
                                                Investor Contact:  Paul Gifford
                                                Phone:             704-423-5517
                                                Fax:               704-423-5516

For immediate release


BFGoodrich reports consolidated 1999 third-quarter results

CHARLOTTE, NC, OCTOBER 28, 1999 -- The BFGoodrich Company (NYSE: GR) reported third-quarter net income, excluding special items, of $83.0 million, or $0.74 per share, compared to $85.1 million, or $0.76 per share, in the year-ago quarter. Sales for the quarter were approximately $1.3 billion, a slight decline from the third quarter in 1998. These results and those that follow include Coltec Industries and have been restated to conform accounting practices following the Coltec merger this past July.

For the first nine months of 1999, BFGoodrich achieved an 18 percent increase in net income, excluding special items. Earnings equaled $276.0 million, or $2.47 per share compared to $233.3 million, or $2.07 per share for the same period a year ago. Sales for the first nine months of the year increased 4 percent to $4.2 billion.

As previously disclosed, the company incurred net special charges of $202.3 million ($153.9 million after tax) in the third quarter, and $232.5 million ($172.7 million after tax) for the first nine months of 1999, largely related to costs associated with the Coltec merger and consolidation activities. Of these special charges, $204.7 million and $241.0 million has been reported within operating income for the third quarter and nine-month periods of 1999, respectively. Including these charges, BFGoodrich reported a net loss of $70.9 million, or $0.64 per share in the third quarter, and net income of $103.3 million, or $0.93 per share for the first nine months of 1999.

Commenting on the company's operating performance, David L. Burner, BFGoodrich's chairman and chief executive officer, said, "While 1999 will be another year of significant overall earnings growth and record aerospace results, we are experiencing continued softness across our industrial markets, and pricing pressure and increasing raw material costs in performance materials. Nevertheless, we remain confident in the strength of our businesses and our strategies to achieve significant revenue and earnings growth on a consistent basis over time."

Page 1 of 3
C1138-BFGoodrich reports consolidated 1999 third-quarter results

[BFGoodrich Logo]                                           NEWS

THIRD QUARTER SEGMENT REVIEW: 1999 VS. 1998

In the Aerospace segment, operating income increased 2 percent to $130.9 million on a 1 percent decrease in sales to $855 million. The higher operating income reflects overhead cost reductions and increased aftermarket demand for wheels and brakes, offset by declining original equipment delivery rates in aerostructures.

In Performance Materials, operating income increased 5 percent to $39.4 million, as sales remained flat at $306 million. The increase in operating income reflects overhead cost reductions and improved results in polymer additives and specialty plastics, partially offset by lower volumes and prices in textiles and coatings.

In the Engineered Industrial Products segment, operating income was $28.1 million, approximately 20 percent below last year. Sales equaled $171 million, approximately 5 percent below last year. Market softness in industries served by the compressors, spray technologies and sealing technologies businesses was the major contributor to the sales and operating income declines.

1999 AND 2000 OUTLOOK

Last month, BFGoodrich revised its earnings per share outlook to be between $3.20 and $3.30 in 1999, compared to $2.91 in 1998, excluding special items. The revised earnings outlook reflected continued pricing pressure and higher raw material costs in Performance Materials, and continued softness across most markets served by the Engineered Industrial Products segment. Other factors included initial dilution from the Coltec merger and delays in closing the transaction, which postponed the realization of cost synergies.

Looking ahead to 2000, the company expects the same market issues that have affected results in the second half of 1999 to continue. These pressures, together with a further decline in commercial aircraft production, will most likely result in relatively flat financial performance compared to 1999. This outlook includes $25 million in annual headquarter cost savings beginning in 2000 and significant operational savings through consolidation of businesses and facilities.

Regarding next year, David Burner said, "While our initial outlook indicates that 2000 will be more challenging than first anticipated, we are taking every possible action to do better. In addition to the progress we have made in realizing the cost synergies of the Coltec merger, our management team is


Page 2 of 3
C1138-BFGoodrich reports consolidated 1999 third-quarter results

[BFGoodrich Logo]                                           NEWS


now redoubling efforts in cost reduction, lean manufacturing and quality improvement, as well as new commercial initiatives."

The BFGoodrich Company, headquartered in Charlotte, NC, has leading market positions in advanced aerospace systems, performance materials, and engineered industrial products. The company has annual revenues approaching $6 billion and 27,000 employees worldwide.

The tables that follow provide more detailed information about BFGoodrich results for the third quarter and first nine months of 1999 and 1998, as well as results for 1996 - 1998, which have been restated to reflect the merger of BFGoodrich and Coltec Industries.


[Part of this announcement contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.]


                                       ###


Page 3 of 3
C1138-BFGoodrich reports consolidated 1999 third-quarter results

THE BFGOODRICH COMPANY
(Dollars in millions except per share amounts)

                                                   Three Months Ended
                                                     September 30
                                      -----------------------------------------
                                          1999            1999
                                      AS REPORTED    AS ADJUSTED(A)   1998(B)

Sales                                  $ 1,332.1       $ 1,332.1     $ 1,346.6
                                       =========       =========     =========

Income (Loss) before Income Taxes
  and Trust Distributions                  (63.2)          139.1         143.4
Income Tax Expense                          (3.1)          (51.5)        (53.7)
Distributions on Trust Preferred
  Securities                                (4.6)           (4.6)         (4.6)
                                       ---------       ---------      ---------
Net Income (Loss)                      $   (70.9)      $    83.0       $  85.1
                                       =========       =========      =========

Income (Loss) Per Share:
  Basic                                $   (0.64)      $    0.75      $   0.77
                                       =========       =========      =========

  Diluted                              $   (0.64)      $    0.74      $   0.76
                                       =========       =========      =========

Weighted - Average Number
  of Shares Outstanding
  (in millions):
    Basic                                  110.1           110.1         110.7
                                       =========       =========      =========

    Diluted                                110.1           113.9         114.4
                                       =========       =========      =========


(A) Results exclude the effect of a $202.3 million charge ($153.9 million after-tax), or $1.35 diluted share, primarily related to merger-related and consolidation costs.

(B)  There were no special items reported during the third quarter of 1998.

THE BFGOODRICH COMPANY
(Dollars in millions except per share amounts)

                                                             Nine Months Ended
                                                                September 30
                                      --------------------------------------------------------------
                                          1999            1999             1998           1998
                                      AS REPORTED    AS ADJUSTED(A)    AS REPORTED    AS ADJUSTED(B)
Sales                                  $ 4,207.3       $ 4,207.3       $ 4,064.5       $ 4,064.5
                                       =========       =========       =========       =========
Income from Continuing Operations
  before Income Taxes and
  Trust Distributions                      222.8           455.3           451.2           393.0
Income Tax Expense                        (105.7)         (165.5)         (168.0)         (148.2)
Distributions on Trust Preferred
  Securities                               (13.8)          (13.8)          (11.5)          (11.5)
                                       ---------       ---------       ---------       ---------

Income from Continuing Operations          103.3           276.0           271.7           233.3
Income (Loss) from Discontinued
  Operations                                --              --              (1.6)           --
Extraordinary Item                          --              --              (4.3)           --
                                       ---------       ---------       ---------       ---------

Net Income                             $   103.3       $   276.0       $   265.8       $   233.3
                                       =========       =========       =========       =========

Income (Loss) Per Share:
  Basic
    Continuing Operations              $    0.94       $    2.51       $    2.46       $    2.12
    Discontinued Operations                 --              --             (0.01)           --
    Extraordinary Item                      --              --             (0.04)           --
                                       ---------       ---------       ---------       ---------
    Net Income                         $    0.94       $    2.51       $    2.41       $    2.12
                                       =========       =========       =========       =========

  Diluted
    Continuing Operations              $    0.93       $    2.47       $    2.41       $    2.07
    Discontinued Operations                 --              --             (0.01)           --
    Extraordinary Item                      --              --             (0.04)           --
                                       ---------       ---------       ---------       ---------
    Net Income                         $    0.93       $    2.47       $    2.36       $    2.07
                                       =========       =========       =========       =========

Weighted - Average Number
  of Shares Outstanding
  (in millions):
    Basic                                  109.9           109.9           110.3           110.3
                                       =========       =========       =========       =========

    Diluted                                110.8           113.7           114.1           114.1
                                       =========       =========       =========       =========


(A) Results exclude the effect of a $232.5 million charge ($172.7 million after-tax), or $1.52 a diluted share, primarily related to merger-related and consolidation costs.

(B) Results exclude the effect of a $58.2 million gain ($38.4 million after-tax), or $0.34 a diluted share, related to the sale of the Holley Performance Products subsidiary.

BFGOODRICH SEGMENT REPORTING
(DOLLARS IN MILLIONS)

                                            Three Months Ended            Nine Months Ended
                                               September 30                  September 30
                                         -----------------------      -----------------------
                                              1999        1998            1999         1998
Sales:
  Aerospace:
    Aerostructures                      $  248.5       $  276.3       $  881.9       $  861.3
    Landing Systems                        251.8          239.4          782.4          695.9
    Sensors & Integrated Systems           230.5          229.8          696.6          676.5
    Maintenance, Repair & Overhaul         124.4          116.9          386.4          332.1
                                        --------       --------       --------       --------

                                           855.2          862.4        2,747.3        2,565.8
                                        --------       --------       --------       --------

Engineered Industrial Products             170.6          179.4          542.7          600.6
                                        --------       --------       --------       --------

Performance Materials:
    Textile and Coatings Solutions         154.4          158.5          467.7          459.0
    Polymer Additives and
      Specialty Plastics                   107.1          103.7          318.7          322.7
    Consumer Specialties                    44.8           42.6          130.9          116.4
                                        --------       --------       --------       --------

                                           306.3          304.8          917.3          898.1
                                        --------       --------       --------       --------

Total Sales                             $1,332.1       $1,346.6       $4,207.3       $4,064.5
                                        ========       ========       ========       ========
Operating Income:
  Aerospace:
    Aerostructures                      $   39.1       $   44.5       $  136.5       $  127.3
    Landing Systems                         40.2           33.7          121.4           80.7
    Sensors & Integrated Systems            44.8           42.9          130.4          123.2
    Maintenance, Repair & Overhaul           6.8            7.4           30.0           19.8
                                        --------       --------       --------       --------

                                           130.9          128.5          418.3          351.0
                                        --------       --------       --------       --------

Engineered Industrial Products              28.1           35.2           99.3           96.8
                                        --------       --------       --------       --------

Performance Materials:
    Textile and Coatings Solutions          12.9           16.3           34.8           52.8
    Polymer Additives and
      Specialty Plastics                    20.3           14.1           57.1           41.5
    Consumer Specialties                     6.2            7.0           23.7           19.9
                                        --------       --------       --------       --------

                                            39.4           37.4          115.6          114.2
                                        --------       --------       --------       --------

Total Segment Operating Income          $  198.4       $  201.1       $  633.2       $  562.0

Corporate General and
 Administrative Costs                      (19.9)         (20.4)         (64.0)         (62.1)

Merger-related and Consolidation
 Costs                                    (204.7)        --             (241.0)        --
                                        --------       --------       --------       --------

Total Operating Income                  $  (26.2)      $  180.7       $  328.2       $  499.9
                                        ========       ========       ========       ========

                  BFGOODRICH CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE YEARS ENDED 1998, 1997, AND 1996

               (In millions of dollars, except per share amounts)


                                                           1998            1997            1996
                                                        ---------       ---------       ---------
Sales                                                   $ 5,454.9       $ 4,687.9       $ 4,005.5
Operating costs and expenses:
  Cost of sales                                           3,919.3         3,366.8         2,832.8
  Charge for MD-90 contract                                  --              35.2            --
  Selling and administrative costs                          841.9           778.0           679.5
  Merger related and consolidation costs                     10.5            77.0            11.2
                                                        ---------       ---------       ---------
                                                          4,771.7         4,257.0         3,523.5
                                                        ---------       ---------       ---------
Operating income                                            683.2           430.9           482.0
Interest expense                                           (134.1)         (127.9)         (164.7)
Interest income                                               6.1            12.0             4.2
Gain on issuance of subsidiary stock                                         13.7
Other income (expense) - net                                 39.0            15.0           (30.8)
                                                        ---------       ---------       ---------
Income from continuing operations before income
  taxes and trust distributions                             594.2           343.7           290.7
Income tax expense                                         (218.5)         (138.2)         (103.2)
Distributions on trust preferred securities                 (16.1)          (10.5)          (10.5)
                                                        ---------       ---------       ---------
Income from continuing operations                           359.6           195.0           177.0
Income from discontinued operations - net of taxes           (1.6)           84.3           115.5
                                                        ---------       ---------       ---------
Income before extraordinary items                           358.0           279.3           292.5
Extraordinary item - net of tax                              (4.3)          (19.3)          (30.6)
                                                        ---------       ---------       ---------
Net income                                              $   353.7       $   260.0       $   261.9
                                                        =========       =========       =========
Basic earnings per share:
  Continuing operations                                 $    3.26       $    1.81       $    1.68
  Discontinued operations                                   (0.01)           0.78            1.10
  Extraordinary item                                        (0.04)          (0.18)          (0.29)
                                                        ---------       ---------       ---------
  Net income                                            $    3.21       $    2.41       $    2.49
                                                        =========       =========       =========

Diluted earnings per share:
  Continuing operations                                 $    3.19       $    1.75       $    1.63
  Discontinued operations                                   (0.01)           0.75            1.05
  Extraordinary item                                        (0.04)          (0.17)          (0.28)
                                                        ---------       ---------       ---------
  Net income                                            $    3.14       $    2.33       $    2.40
                                                        =========       =========       =========

  Net income excluding special items                    $    2.91       $    2.34       $    1.74
                                                        =========       =========       =========

Weighted average number of common and common
  equivalent shares outstanding - in millions
          Basic                                             110.2           107.9           105.3
          Diluted                                           113.9           112.1           109.8

                             The BFGoodrich Company
                                 Group Results


QUARTER:

                                                                              1999
                                                                 ---------------------------------      -------
                                                                    Q1           Q2           Q3         Total
                                                                 ---------------------------------      -------

          REVENUE
                  Landing Systems                                  261.3        269.3        251.8        782.4
                  Sensors & Integrated Systems                     237.7        228.4        230.5        696.6
                  MRO                                              117.0        145.0        124.4        386.4
                  Aerostructures                                   310.2        323.2        248.5        881.9
                                                                 ---------------------------------      -------
                             Aerospace                             926.2        965.9        855.2      2,747.3

                             Engineered Industrial Products        185.6        186.5        170.6        542.7
                                                                 ---------------------------------      -------

                  Polymer Additives & Specialty Plastics           105.5        106.1        107.1        318.7
                  Textiles and Coatings Solutions                  153.7        159.6        154.4        467.7
                  Consumer Specialties                              40.8         45.3         44.8        130.9
                                                                 ---------------------------------      -------
                             Performance Materials                 300.0        311.0        306.3        917.3
                                                                 ---------------------------------      -------
          Segment Revenue                                        1,411.8      1,463.4      1,332.1      4,207.3
                                                                 =================================      =======

          OPERATING INCOME
                  Landing Systems                                   38.6         42.6         40.2        121.4
                  Sensors & Integrated Systems                      43.3         42.3         44.8        130.4
                  MRO                                                9.9         13.3          6.8         30.0
                  Aerostructures                                    50.7         46.7         39.1        136.5
                                                                 ---------------------------------      -------
                             Aerospace                             142.5        144.9        130.9        418.3

                             Engineered Industrial Products         34.2         37.0         28.1         99.3
                                                                 ---------------------------------      -------

                  Polymer Additives & Specialty Plastics            19.2         17.6         20.3         57.1
                  Textiles and Coatings Solutions                    8.3         13.6         12.9         34.8
                  Consumer Specialties                               5.7         11.8          6.2         23.7
                                                                 ---------------------------------      -------
                             Performance Materials                  33.2         43.0         39.4        115.6

                                                                 ---------------------------------      -------
          Segment Operating Income                                 209.9        224.9        198.4        633.2
                                                                 =================================      =======


YEAR TO DATE:

                                                                              1999
                                                            --------------------------------------
                                                                 1Q YTD       2Q YTD       3Q YTD
                                                            --------------------------------------
          REVENUE
                  Landing Systems                                  261.3        530.6        782.4
                  Sensors & Integrated Systems                     237.7        466.1        696.6
                  MRO                                              117.0        262.0        386.4
                  Aerostructures                                   310.2        633.4        881.9
                                                            --------------------------------------
                             Aerospace                             926.2      1,892.1      2,747.3

                             Engineered Industrial Products        185.6        372.1        542.7
                                                            --------------------------------------

                  Polymer Additives & Specialty Plastics           105.5        211.6        318.7
                  Textile and Coatings Solutions                   153.7        313.3        467.7
                  Consumer Specialties                              40.8         86.1        130.9
                                                            --------------------------------------
                             Performance Materials                 300.0        611.0        917.3

                                                            --------------------------------------
          Segment Revenue                                        1,411.8      2,875.2      4,207.3
                                                            ======================================

          OPERATING INCOME
                  Landing Systems                                   38.6         81.2        121.4
                  Sensors & Integrated Systems                      43.3         85.6        130.4
                  MRO                                                9.9         23.2         30.0
                  Aerostructures                                    50.7         97.4        136.5
                                                            --------------------------------------
                             Aerospace                             142.5        287.4        418.3

                             Engineered Industrial Products         34.2         71.2         99.3
                                                            --------------------------------------

                  Polymer Additives & Specialty Plastics            19.2         36.8         57.1
                  Textile and Coatings Solutions                     8.3         21.9         34.8
                  Consumer Specialties                               5.7         17.5         23.7
                                                            --------------------------------------
                             Performance Materials                  33.2         76.2        115.6

                                                            --------------------------------------
          Segment Operating Income                                 209.9        434.8        633.2
                                                            ======================================

QUARTER:

                                                                                      1998
                                                            ----------------------------------------------------    ---------
                                                                     Q1          Q2            Q3           Q4        Total
                                                            ----------------------------------------------------    ---------

          REVENUE
                   Landing Systems                                  222.3        234.2        239.4        267.3        963.2
                   Sensors & Integrated Systems                     221.6        225.1        229.8        234.8        911.3
                   MRO                                              104.8        110.4        116.9        128.5        460.6
                   Aerostructures                                   302.6        282.4        276.3        282.9      1,144.2
                                                            ----------------------------------------------------    ---------
                              Aerospace                             851.3        852.1        862.4        913.5      3,479.3

                              Engineered Industrial Products        208.4        212.8        179.4        179.3        779.9
                                                            ----------------------------------------------------    ---------

                   Polymer Additives & Specialty Plastics           110.3        108.7        103.7        108.6        431.3
                   Textile and Coatings Solutions                   121.2        179.3        158.5        147.2        606.2
                   Consumer Specialties                              20.9         52.9         42.6         41.7        158.1
                                                            ----------------------------------------------------    ---------
                              Performance Materials                 252.4        340.9        304.8        297.5      1,195.6

                                                            ----------------------------------------------------    ---------
          Segment Revenue                                         1,312.1      1,405.8      1,346.6      1,390.3      5,454.8
                                                            ====================================================    =========

          OPERATING INCOME
                   Landing Systems                                   26.6         20.4         33.7         37.2        117.9
                   Sensors & Integrated Systems                      41.2         39.1         42.9         47.1        170.3
                   MRO                                                5.3          7.1          7.4          2.9         22.7
                   Aerostructures                                    39.5         43.3         44.5         51.3        178.6
                                                            ----------------------------------------------------    ---------
                              Aerospace                             112.6        109.9        128.5        138.5        489.5

                              Engineered Industrial Products         36.0         25.6         35.2         34.8        131.6
                                                            ----------------------------------------------------    ---------

                   Polymer Additives & Specialty Plastics            15.3         12.1         14.1         17.3         58.8
                   Textile and Coatings Solutions                    15.7         20.6         16.3         10.4         63.0
                   Consumer Specialties                               5.6          7.5          7.0          3.9         24.0
                                                            ----------------------------------------------------    ---------
                              Performance Materials                  36.6         40.2         37.4         31.6        145.8

                                                            ----------------------------------------------------    ---------
          Segment Operating Income                                  185.2        175.7        201.1        204.9        766.9
                                                            ====================================================    =========


YEAR TO DATE:

                                                                                      1998
                                                            ----------------------------------------------------
                                                                   Q1 YTD      Q2 YTD        Q3 YTD       Q4 YTD
                                                            ----------------------------------------------------
          REVENUE
                   Landing Systems                                  222.3        456.5        695.9        963.2
                   Sensors & Integrated Systems                     221.6        446.7        676.5        911.3
                   MRO                                              104.8        215.2        332.1        460.6
                   Aerostructures                                   302.6        585.0        861.3      1,144.2
                                                            ----------------------------------------------------
                              Aerospace                             851.3      1,703.4      2,565.8      3,479.3

                              Engineered Industrial Products        208.4        421.2        600.6        779.9
                                                            ----------------------------------------------------

                   Polymer Additives & Specialty Plastics           110.3        219.0        322.7        431.3
                   Textile and Coatings Solutions                   121.2        300.5        459.0        606.2
                   Consumer Specialties                              20.9         73.8        116.4        158.1
                                                            ----------------------------------------------------
                              Performance Materials                 252.4        593.3        898.1      1,195.6

                                                            ----------------------------------------------------
          Segment Revenue                                         1,312.1      2,717.9      4,064.5      5,454.8
                                                            ====================================================

          OPERATING INCOME
                   Landing Systems                                   26.6         47.0         80.7        117.9
                   Sensors & Integrated Systems                      41.2         80.3        123.2        170.3
                   MRO                                                5.3         12.4         19.8         22.7
                   Aerostructures                                    39.5         82.8        127.3        178.6
                                                            ----------------------------------------------------
                              Aerospace                             112.6        222.5        351.0        489.5

                              Engineered Industrial Products         36.0         61.6         96.8        131.6
                                                            ----------------------------------------------------

                   Polymer Additives & Specialty Plastics            15.3         27.4         41.5         58.8
                   Textile and Coatings Solutions                    15.7         36.3         52.8         63.2
                   Consumer Specialties                               5.6         13.1         19.9         23.8
                                                            ----------------------------------------------------
                              Performance Materials                  36.6         76.8        114.2        145.8

                                                            ----------------------------------------------------
          Segment Operating Income                                  185.2        360.9        562.0        766.9
                                                            ====================================================